Tortoise Energy Independence Fund, Inc. 2013 1st Quarter Report • February 28, 2013

The North American energy revolution

2013 1st Quarter Report	1

Fund at a glance

Tortoise believes Tortoise Energy Independence Fund, Inc. (NYSE: NDP) is the first closed-end fund with a focus on North American crude oil and natural gas production growth — growth which supports energy independence.

Investment opportunity

Technological developments are now providing access to vast amounts of unconventional resources in North American oil and gas reservoirs, with the potential for an extended period of production growth. Virtually unthinkable a few years ago, North America now has the opportunity to be a global leader in energy production, with many experts predicting North America could become energy self-sufficient over the coming decades.

To capture the heart of this significant North American production growth potential, NDP invests in energy producers, also known as the upstream portion of the energy value chain. While commodity prices will fluctuate, we believe the sector’s volume growth potential provides an attractive long-term investment opportunity.

Targeted investment characteristics

NDP primarily invests in North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs, and, to a lesser extent, in companies that provide associated transportation, processing and storage. The majority of NDP’s investments include upstream energy companies with the following targeted characteristics:

  Substantial acreage positions in premier North American oil and gas fields

  Production volume growth potential over many years

  High quality, financially disciplined management teams

  Total return potential through a combination of current income and capital appreciation

We also write (sell) out-of-the-money covered call options on companies that meet our investment thresholds, seeking to mitigate portfolio risk, increase current income and enhance long-term total return potential across economic cycles.

Portfolio statistics at Feb. 28, 2013 (unaudited)

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2	2013 1st Quarter Report

March 31, 2013

Dear Fellow Shareholders,

Following some weakness in December, the calendar year kicked off with a broad-based rally as most equity markets around the world responded favorably to Washington’s successful avoidance of the fiscal cliff. Bullish economic data in the U.S. housing market, strong corporate earnings, continued low interest rates and an uptick in manufacturing further bolstered investor confidence. Momentum continued throughout the quarter, with the markets largely ignoring a second potential cliff – sequestration – which resulted from ongoing political gridlock in our nation’s capital.

Likewise, our fiscal quarter ended Feb. 28, 2013 was a strong one for oil and gas production companies that are forging the path to North American energy independence. These companies continued to generate attractive returns, demonstrating the resiliency of the sector’s production growth potential and underscoring the brightening North American energy backdrop.

Energy production review and outlook

Overall, oil and gas production companies had a solid fiscal quarter, with the Tortoise North American Oil & Gas Producers IndexSM posting a 4.9 percent total return. It did, however, underperform the broader equity market, as represented by the S&P 500 Index®, which gained 7.6 percent in total return for the same period. This difference in performance can be attributed primarily to a late-quarter drop in crude oil prices at the end of February driven by uncertainty around the impending U.S. government spending cuts that were set to begin taking effect.

Despite this short-term volatility, growing U.S. production remains the dominant story in U.S. energy as we transform into a country capable of domestically supplying our own oil and gas resources. U.S. crude oil continues to increasingly displace foreign alternatives, with production up 40 percent since 2008, as noted by the IHS, a global provider of market and economic information. According to the U.S. Energy Information Administration (EIA), the U.S. is expected to produce 7.3 million barrels per day this year, up from 6.5 million in 2012. On the natural gas front, the EIA reports that year-over-year production in the Appalachian Basin, which includes the Marcellus shale play, nearly doubled in 2012 and now tops six billion cubic feet per day. This production level represents a five-fold increase in gas production in less than five years. Demand for natural gas from domestic power generation increased more than 20 percent in 2012, reaching its highest recorded level and is projected to continue growing as providers increasingly look to take advantage of historically cheap natural gas.

Fund performance review

Our total assets, net of pending trades, increased from $380.5 million on Nov. 30, 2012, to $401.9 million on Feb. 28, 2013, resulting primarily from market appreciation of our investments. Our market-based total return to stockholders for the first fiscal quarter was 9.5 percent and our NAV-based total return was 8.0 percent per share (both including the reinvestment of distributions). The difference between our market value total return as compared to our NAV total return reflected a narrowing in the market’s discount of our stock price relative to our NAV during the period.

Our asset performance during the quarter was positively impacted by our focus on North American oil and gas production companies. Investor uncertainty around the post-election regulatory environment and some broader energy sector rotation were slight short-term headwinds to the sector’s performance during the quarter. However, they were not enough to keep investors from recognizing and participating in the dramatic production growth story taking place in North American energy. During the quarter, we increased the notional amount of the portfolio’s covered calls to maintain the average out-of-the-money percentage in a historically low VIX (low volatility) environment. Our covered call strategy continued to provide current income. Our long-term growth outlook remains strong, supported by the ongoing development of North America’s unconventional oil and gas resources.

To a lesser extent, our performance was positively impacted from our exposure to a variety of midstream holdings that benefitted from increased oil and natural gas production. In addition, we completed a $1 million direct placement investment in Rose Rock Midstream, L.P., a crude oil gathering, transportation and storage business that is acquiring an interest in a pipeline linking the Niobrara shale in the Rockies to Cushing, Okla.

(unaudited)
Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 1st Quarter Report	3

We paid a distribution of $0.4375 per common share ($1.75 annualized) to our stockholders on March 1, 2013, in line with the previous quarter’s distribution. This distribution represented an annualized yield of 7.3 percent based on our fiscal quarter closing price of $24.02, providing what we believe to be attractive current income potential. We will provide expectations for the tax characterization of our 2013 distributions later in the year. A final determination of the characterization will be made in January 2014.

We ended the first fiscal quarter with leverage (bank debt) at 10.9 percent of total assets, comfortably within our long-term target of 10 to 15 percent. This provides us flexibility in managing the portfolio across market cycles and allows us to add leverage when compelling opportunities arise. As of Feb. 28, 2013, our leverage had a weighted average cost of 1.17 percent and was consistent with our strategy of maintaining floating-rate leverage given our relatively low target levels.

Additional information about our financial performance is available in the Key Financial Data and Management’s Discussion sections of this report.

Conclusion

Please join us for our annual stockholders’ meeting on May 30, 2013 at 10 a.m. Central time at our offices located at 11550 Ash St., Suite 300, in Leawood, Kan. If you are unable to attend the meeting, you can join us via the closed-end fund section of our Web site at www.tortoiseadvisors.com. We have recently redesigned the site to better serve you, and we welcome your feedback about its new features and functionality.

Sincerely,

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte	P. Bradley Adams

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to the Tortoise Energy Independence Fund, Inc.

The Tortoise North American Oil & Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs).

The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance.

(unaudited)
Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

4	2013 1st Quarter Report

Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	Period from
	July 31, 2012(1)
	through	2013
	November 30, 2012	Q1(2)
Total Income from Investments
Distributions received from investments	$3,771	$2,869
Less foreign withholding taxes	(143)	(100)
Dividends paid in stock	382	385
Net premiums on options written	4,089	4,142
Interest and dividend income	31	—
Total from investments	8,130	7,296
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	1,151	921
Other operating expenses	222	146
	1,373	1,067
Distributable cash flow before leverage costs	6,757	6,229
Leverage costs(3)	114	138
Distributable Cash Flow(4)	$6,643	$6,091
Net realized gain on investments and foreign currency
translation, for the period	$2,197	$991
As a percent of average total assets(5)
Total from investments	N/M	7.52%
Operating expenses before leverage costs	1.14%	1.10%
Distributable cash flow before leverage costs	N/M	6.42%
As a percent of average net assets(5)
Total from investments	N/M	8.59%
Operating expenses before leverage costs	1.22%	1.26%
Leverage costs	N/M	0.16%
Distributable cash flow	N/M	7.17%

Selected Financial Information
Distributions paid on common stock	$6,346	$6,346
Distributions paid on common stock per share	0.4375	0.4375
Total assets, end of period	418,914	401,948
Average total assets during period(6)	359,641	393,379
Leverage(7)	49,000	43,800
Leverage as a percent of total assets	11.7%	10.9%
Net unrealized appreciation (depreciation), end of period	(15,351)	9,854
Net assets, end of period	329,676	349,670
Average net assets during period(8)	334,232	344,470
Net asset value per common share	22.73	24.11
Market value per common share	22.33	24.02
Shares outstanding (actual)	14,504,200	14,504,200

(1)	Commencement of operations.
(2)	Q1 is the period from December through February.
(3)	Leverage costs include interest expense and other recurring leverage expenses.
(4)	“Net investment income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by net premiums on options written, the return of capital on MLP distributions, and the value of paid-in-kind distributions.
(5)	Annualized. Certain of the ratios for the period from July 31, 2012 through November 30, 2012 are not meaningful due to partial investment of initial offering and leverage proceeds.
(6)	Computed by averaging month-end values within the period.
(7)	Leverage consists of short-term borrowings.
(8)	Computed by averaging daily net assets for the period.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 1st Quarter Report	5

Management’s Discussion (unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Introduction

We include the Management’s Discussion section in each quarterly report to provide insight into the results of operations, including comparative information to prior periods and trends. In addition, we include a “Key Financial Data” page which provides quarterly and annual detail of our distributable cash flow (“DCF”) and other important metrics, including leverage and selected operating ratios. We hope that you find this discussion and financial data a useful supplement to the GAAP financial information included in this report. The Key Financial Data page in this quarter’s report reflects information from July 31, 2012 (commencement of operations) through fiscal year end November 30, 2012, and the 2013 1st fiscal quarter ended February 28, 2013. Certain comparisons between the periods may not be meaningful due to the length of time reflected in each period and the deployment of initial offering and leverage proceeds throughout the fiscal 2012 period.

Overview

Tortoise Energy Independence Fund, Inc.’s (“NDP”) primary investment objective is to provide a high level of total return, with an emphasis on current distributions. We seek to provide stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of companies that provide access to North American oil and gas production growth, which supports North American energy independence through reduced reliance on foreign energy sources. We focus primarily on North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids (“NGLs”) that generally have a strong presence in North American oil and gas reservoirs, including shale, and, to a lesser extent, on companies that provide associated transportation, processing, storage, servicing and equipment. We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio.

NDP is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company update

Market values of our investments increased during the quarter, contributing to an increase in net assets of approximately $20 million since November 30, 2012. Distribution increases from our investments were in-line with our expectations while the increase in total assets during the quarter resulted in increased asset-based expenses. We declared our 1st quarter 2013 distribution of $0.4375 on February 11, 2013, unchanged from the prior quarter. Additional information on these events and results of our operations are discussed below.

Critical accounting policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining distributions to stockholders

We pay quarterly distributions based primarily upon our current and estimated future distributable cash flow (“DCF”). In addition, and to the extent that the sum of our net investment company taxable income and net realized gains from investments exceed our quarterly distributions, we intend to make an additional distribution to common stockholders in the last quarter of the calendar year in order to avoid being subject to U.S. federal income taxes. Our Board of Directors reviews the distribution rate quarterly and may adjust the quarterly distribution throughout the year.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

6	2013 1st Quarter Report

Management’s Discussion (unaudited)
(continued)

Determining DCF

DCF is income from investments less expenses. Income from investments includes the amount we receive as cash or paid-in-kind distributions from common stock, MLPs or affiliates of MLPs in which we invest and dividend payments on short-term investments we own. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out of the money options. The total expenses include current or anticipated operating expenses and leverage costs.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (2) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (3) net premiums on options written (premiums received less amounts paid to buy back out of the money options) with expiration dates during our fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). A reconciliation of Net Investment Income to DCF is included below.

Income from investments

We seek to achieve our investment objectives by investing in a portfolio consisting primarily of equity securities of companies that provide access to North American oil and gas production growth. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

We focus primarily on North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and NGLs that generally have a strong presence in North American oil and gas reservoirs, including shale.

We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio.

Total distributions received from our investments and option strategy for the 1st quarter 2013 was approximately $7.3 million. This reflects earnings on our investments of $3.2 million and net premiums on options written of approximately $4.1 million. On an annualized basis, the total received from investments equates to 7.52 percent of our average total assets for the quarter.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 1.10 percent of average total assets for the 1st quarter 2013. While the contractual advisory fee is 1.10 percent of average monthly managed assets, the Adviser has agreed to waive an amount equal to 0.15 percent of average monthly managed assets for years 1 and 2 and 0.10 percent of average monthly managed assets for years 3 and 4 following the closing of the initial public offering.

Leverage costs consist of the interest expense on our margin borrowing facility, which will vary from period to period as the facility has a variable interest rate. Detailed information on our margin borrowing facility is included in the Liquidity and Capital Resources section below. Total leverage costs for DCF purposes were approximately $138,000 for the 1st quarter 2013.

The average annualized total cost of leverage was 1.17 percent as of February 28, 2013. Interest accrues on the margin facility at a rate equal to 1-month LIBOR plus 0.85 percent and unused balances are subject to a fee of 0.25 percent. The annual rate of leverage may vary in future periods as a result of changes in LIBOR and the utilization of our margin facility. Additional information on our leverage is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable cash flow

For 1st quarter 2013, our DCF was approximately $6.1 million. This equates to an annualized rate of 6.42 percent of average total assets for the quarter and 7.17 percent of average net assets for the quarter. In addition, we had net realized gains on investments of $1.0 million during the period.

We declared a distribution of $6.3 million for 1st quarter 2013. On a per share basis, we declared a $0.4375 per share distribution on February 11, 2013, unchanged from our initial distribution paid in the 4th quarter 2012.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 1st Quarter Report	7

Management’s Discussion (unaudited)
(continued)

Net Investment Income on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2013 (in thousands):

1st Qtr 2013
Net Investment Income	$322
Adjustments to reconcile to DCF:
Net premiums on options written	4,142
Distributions characterized as return of capital	1,242
Dividends paid in stock	385
DCF	$6,091

Liquidity and capital resources

We had total assets of approximately $402 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During 1st quarter 2013, total assets increased approximately $21.5 million (net of pending trades at November 30, 2012). This change was primarily the result of a $25.6 million increase in the value of our investments as reflected by the change in realized and unrealized gains on investments (excluding return of capital on distributions) and net sales during the quarter of $4.1 million.

Total leverage outstanding at February 28, 2013 was $43.8 million, a decrease of $5.2 million as compared to November 30, 2012. On an adjusted basis to reflect the timing of the payment of our 1st quarter 2013 distribution, leverage increased approximately $1.1 million. Total leverage represented 10.9 percent of total assets at February 28, 2013 as compared to 11.7 percent at November 30, 2012. Our leverage as a percent of total assets is on the low end of our long-term target level of 10 to 15 percent of total assets. This allows the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 20 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in market values of our investments, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

We use leverage to acquire investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 10 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income (“ICTI”) which includes ordinary income net of deductions plus any short-term capital gains in excess of net long-term capital losses (under current law, distributions of ICTI may be designated as qualified dividend income (“QDI”) to the extent of any QDI received from our investment in common stocks); (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital. The QDI and long-term capital gain tax rates are variable based on the taxpayer’s taxable income.

We may designate a portion of our quarterly distributions as capital gains and we may also distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and to avoid being subject to excise taxes. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, distributions paid to common stockholders for the calendar year ended December 31, 2012 were approximately 21 percent QDI, 68 percent ordinary dividend income, and 11 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by the amount designated as return of capital. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

8	2013 1st Quarter Report

Schedule of Investments (unaudited)
February 28, 2013

	Shares	Fair Value
Common Stock — 81.1%(1)

Natural Gas Pipelines — 2.5%(1)
United States — 2.5%(1)
EQT Corporation	138,100	$8,712,729
Oil and Gas Production — 78.6%(1)
Canada — 11.7%(1)
ARC Resources Ltd.	334,600	8,435,976
Canadian Natural Resources Limited(2)	191,500	5,838,835
Cenovus Energy Inc.	126,700	4,093,677
Crescent Point Energy Corp.	285,700	10,873,915
Enerplus Corporation	275,800	3,739,848
Penn West Petroleum Ltd.	266,400	2,589,408
Suncor Energy Inc.	183,200	5,541,800
The Netherlands — 2.2%(1)
Royal Dutch Shell plc (ADR)	114,500	7,516,925
United Kingdom — 2.2%(1)
BP p.l.c. (ADR)(2)	192,800	7,789,120
United States — 62.5%(1)
Anadarko Petroleum Corporation(2)	274,100	21,812,878
Apache Corporation(2)	197,500	14,668,325
Cabot Oil & Gas Corporation(2)	90,800	5,626,876
Chesapeake Energy Corporation(2)	521,000	10,503,360
Chevron Corporation	70,400	8,247,360
Concho Resources Inc.(2)(3)	79,900	7,187,804
ConocoPhillips	138,700	8,037,665
Continental Resources, Inc.(2)(3)	222,200	19,553,600
Denbury Resources Inc.(2)(3)	213,800	3,874,056
Devon Energy Corporation(2)	112,000	6,077,120
EOG Resources, Inc.(2)	152,300	19,145,633
Hess Corporation(2)	66,300	4,408,950
Marathon Oil Corporation	280,400	9,393,400
Newfield Exploration Company(2)(3)	120,100	2,776,712
Noble Energy, Inc.	36,400	4,034,212
Occidental Petroleum Corporation	247,000	20,335,510
Pioneer Natural Resources Company(2)	176,800	22,243,208
QEP Resources, Inc.	75,700	2,305,822
Range Resources Corporation(2)	208,300	15,997,440
Southwestern Energy Company(2)(3)	120,800	4,139,816
Whiting Petroleum Corporation(2)(3)	165,000	8,035,500
		274,824,751
Total Common Stock
(Cost $278,502,584)		283,537,480

Master Limited Partnerships
and Related Companies — 33.6%(1)

Crude/Refined Products Pipelines — 7.7%(1)
United States — 7.7%(1)
Enbridge Energy Management, L.L.C.(4)(5)	396,530	10,837,166
Magellan Midstream Partners, L.P.(4)	75,000	3,762,000
MPLX LP(4)	117,232	3,832,314
Plains All American Pipeline, L.P.(4)	95,100	5,206,725
Rose Rock Midstream, L.P.	32,489	1,104,626
Tesoro Logistics LP(4)	47,000	2,345,300
		27,088,131
Natural Gas/Natural Gas Liquids Pipelines — 8.9%(1)
United States — 8.9%(1)
Energy Transfer Partners, L.P.(4)	180,800	8,662,128
Enterprise Products Partners L.P.(4)	37,500	2,125,125
Kinder Morgan Management, LLC(4)(5)	136,662	11,319,753
Regency Energy Partners LP(4)	252,300	6,002,217
Williams Partners L.P.(4)	57,300	2,847,810
		30,957,033
Natural Gas Gathering/Processing — 3.5%(1)
United States — 3.5%(1)
Access Midstream Partners, L.P.(4)	58,900	2,193,436
DCP Midstream Partners, LP(4)	89,300	3,628,259
Southcross Energy Partners, L.P.(4)	45,076	1,032,691
Targa Resources Partners LP(4)	74,800	3,081,012
Western Gas Equity Partners, LP(4)	70,627	2,399,199
		12,334,597

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 1st Quarter Report	9

Schedule of Investments (unaudited) (continued)
February 28, 2013

	Shares	Fair Value
Oil and Gas Production — 13.5%(1)
United States — 13.5%(1)
BreitBurn Energy Partners L.P.(4)	513,200	$9,981,740
EV Energy Partners, L.P.(4)	131,862	7,385,591
Legacy Reserves, L.P.(4)	201,800	5,323,484
Linn Energy, L.L.C.(4)	300,200	11,410,602
Pioneer Southwest Energy
Partners L.P.(4)	307,700	7,237,104
Vanguard Natural Resources, LLC(4)	212,100	5,898,501
		47,237,022
Total Master Limited Partnerships
and Related Companies (Cost $112,914,017)		117,616,783

Short-Term Investment — 0.1%(1)

United States Investment Company — 0.1%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.12%(6) (Cost $144,872)	144,872	144,872
Total Investments — 114.8%(1)
(Cost $391,561,473)		401,299,135
Total Value of Options Written
(Premiums received $1,410,157) — (0.4%)(1)		(1,293,543)
Other Assets and Liabilities — (14.4%)(1)		(50,335,950)

Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$349,669,642

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 10 to the financial statements for further disclosure.
(5)	Security distributions are paid-in-kind.
(6)	Rate indicated is the current yield as of February 28, 2013.

Key to abbreviation
ADR = American Depository Receipts

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

10	2013 1st Quarter Report

Schedule of Options Written (unaudited)
February 28, 2013

	Expiration	Strike		Fair
Call Options Written	Date	Price	Contracts	Value
Anadarko Petroleum Corporation	March 2013	$87.50	1,356	$(31,188)
Anadarko Petroleum Corporation	March 2013	90.00	1,385	(15,235)
Apache Corporation	March 2013	82.50	1,975	(7,900)
BP p.l.c. (ADR)	March 2013	44.00	964	(8,676)
BP p.l.c. (ADR)	March 2013	45.00	964	(5,784)
Cabot Oil & Gas Corporation	March 2013	60.00	908	(243,344)
Canadian Natural Resources Limited	March 2013	32.00	1,915	(38,300)
Chesapeake Energy Corporation	March 2013	22.00	5,210	(52,100)
Concho Resources Inc.	March 2013	100.00	753	(7,530)
Concho Resources Inc.	March 2013	105.00	46	(690)
Continental Resources, Inc.	March 2013	90.00	2,222	(211,090)
Denbury Resources Inc.	March 2013	20.00	2,138	(10,690)
Devon Energy Corporation	March 2013	65.00	1,120	(2,240)
EOG Resources, Inc.	March 2013	140.00	1,064	(8,512)
EOG Resources, Inc.	March 2013	145.00	459	(2,754)
Hess Corporation	March 2013	72.50	663	(13,923)
Newfield Exploration Company	March 2013	29.00	1,201	(3,603)
Pioneer Natural Resources Company	March 2013	140.00	1,768	(26,520)
Range Resources Corporation	March 2013	75.00	1,797	(521,130)
Range Resources Corporation	March 2013	77.50	286	(38,610)
Southwestern Energy Company	March 2013	36.00	1,208	(33,824)
Whiting Petroleum Corporation	March 2013	55.00	1,650	(9,900)
Total Value of Call Options Written
(Premiums received $1,410,157)				$(1,293,543)

Key to abbreviation
ADR = American Depository Receipts

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 1st Quarter Report	11

Statement of Assets & Liabilities (unaudited)
February 28, 2013

Assets
Investments at fair value (cost $391,561,473)	$401,299,135
Receivable for Adviser fee waiver	97,183
Dividends and distributions receivable	517,849
Prepaid expenses and other assets	34,188
Total assets	401,948,355
Liabilities
Options written, at fair value
(premiums received $1,410,157)	1,293,543
Payable to Adviser	712,680
Distribution payable to common stockholders	6,345,588
Accrued expenses and other liabilities	126,902
Short-term borrowings	43,800,000
Total liabilities	52,278,713
Net assets applicable to
common stockholders	$349,669,642
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value;
14,504,200 shares issued and outstanding
(100,000,000 shares authorized)	$14,504
Additional paid-in capital	339,801,261
Net unrealized appreciation	9,853,877
Net assets applicable to
common stockholders	$349,669,642
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$24.11

Statement of Operations (unaudited)
Period from December 1, 2012 through
February 28, 2013

Investment Income
Distributions from master limited partnerships	$1,577,710
Less return of capital on distributions	(1,241,740)
Net distributions from master
limited partnerships	335,970
Dividends from common stock
(net of foreign taxes withheld of $99,903)	1,190,513
Dividends from money market mutual funds	109
Total Investment Income	1,526,592
Operating Expenses
Advisory fees	1,065,912
Administrator fees	41,059
Professional fees	33,608
Directors’ fees	19,118
Stockholder communication expenses	15,409
Fund accounting fees	13,817
Custodian fees and expenses	6,346
Registration fees	6,134
Stock transfer agent fees	2,901
Other operating expenses	7,729
Total Operating Expenses	1,212,033
Leverage Expenses
Interest expense	138,276
Total Expenses	1,350,309
Less fees waived by Adviser	(145,352)
Net Expenses	1,204,957
Net Investment Income	321,635
Realized and Unrealized Gains (Losses)
Net realized gain on investments, including
foreign currency gain (loss)	989,813
Net realized loss on options	(178,516)
Net realized gain on foreign currency
and translation of other assets and
liabilities denominated in foreign currency	1,256
Net realized gain	812,553
Net unrealized appreciation of investments,
including foreign currency gain (loss)	25,872,457
Net unrealized depreciation of options	(667,157)
Net unrealized depreciation of other assets
and liabilities due to foreign
currency translation	(247)
Net unrealized appreciation	25,205,053
Net Realized and Unrealized Gains	26,017,606
Net Increase in Net Assets Applicable
to Common Stockholders Resulting
from Operations	$26,339,241

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

12	2013 1st Quarter Report

Statement of Changes in Net Assets

	Period from	Period from
	December 1, 2012	July 31, 2012(1)
	through	through
	February 28, 2013	November 30, 2012
	(unaudited)
Operations
Net investment income	$321,635	$606,252
Net realized gain	812,553	5,203,725
Net unrealized appreciation (depreciation)	25,205,053	(15,351,176)
Net increase (decrease) in net assets applicable to common stockholders
resulting from operations	26,339,241	(9,541,199)
Distributions to Common Stockholders
Net investment income	(516,302)	(430,049)
Net realized gain	(785,597)	(5,212,217)
Return of capital	(5,043,689)	(703,321)
Total distributions to common stockholders	(6,345,588)	(6,345,587)
Capital Stock Transactions
Proceeds from initial public offering of 14,500,000 common shares	—	362,500,000
Underwriting discounts and offering expenses associated with the issuance
of common stock	—	(17,037,500)
Net increase in net assets applicable to common stockholders
from capital stock transactions	—	345,462,500
Total increase in net assets applicable to common stockholders	19,993,653	329,575,714
Net Assets
Beginning of period	329,675,989	100,275
End of period	$349,669,642	$329,675,989
Undistributed net investment income, end of period	$—	$194,667

(1)	Commencement of Operations.

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 1st Quarter Report	13

Statement of Cash Flows (unaudited)
Period from December 1, 2012 through February 28, 2013

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$1,577,710
Dividend income received	1,288,612
Purchases of long-term investments	(111,609,164)
Proceeds from sales of long-term investments	115,692,673
Purchases of short-term investments, net	(32,909)
Call options written, net	(300,496)
Interest expense paid	(138,407)
Operating expenses paid	(1,073,392)
Net cash provided by operating activities	5,404,627
Cash Flows From Financing Activities
Advances from margin loan facility	10,400,000
Repayments on margin loan facility	(15,600,000)
Distributions paid to common stockholders	(204,627)
Net cash used in financing activities	(5,404,627)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—

Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$26,339,241
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(73,160,531)
Proceeds from sales of long-term investments	77,273,519
Purchases of short-term investments, net	(32,909)
Call options written, net	(300,496)
Return of capital on distributions received	1,241,740
Net unrealized appreciation	(25,205,053)
Net realized gain	(812,553)
Changes in operating assets and liabilities:
Decrease in dividends and distributions receivable	97,990
Increase in prepaid expenses and other assets	(10,681)
Decrease in receivable for investments sold	38,419,154
Decrease in payable for investments purchased	(38,448,633)
Decrease in payable to Adviser, net of fees waived	(1,594)
Increase in accrued expenses and other liabilities	5,433
Total adjustments	(20,934,614)
Net cash provided by operating activities	$5,404,627

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

14	2013 1st Quarter Report

Financial Highlights

	Period from	Period from
	December 1, 2012	July 31, 2012(1)
	through	through
	February 28, 2013	November 30, 2012
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$22.73	$—
Public offering price	—	25.00
Income (loss) from Investment Operations
Net investment income	0.02	0.04
Net realized and unrealized gains (losses)	1.80	(0.65)
Total income (loss) from investment operations	1.82	(0.61)
Distributions to Common Stockholders
Net investment income	(0.04)	(0.03)
Net realized gain	(0.05)	(0.36)
Return of capital	(0.35)	(0.05)
Total distributions to common stockholders	(0.44)	(0.44)
Underwriting discounts and offering costs on issuance of common stock(3)	—	(1.22)
Net Asset Value, end of period	$24.11	$22.73
Per common share market value, end of period	$24.02	$22.33
Total Investment Return Based on Market Value(4)	9.52%	(8.89)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$349,670	$329,676
Average net assets (000’s)	$344,470	$334,232
Ratio of Expenses to Average Net Assets(5)
Advisory fees	1.26%	1.18%
Other operating expenses	0.17	0.20
Fee waiver	(0.17)	(0.16)
Subtotal	1.26	1.22
Leverage expenses	0.16	0.10
Total expenses	1.42%	1.32%
Ratio of net investment income to average net assets before fee waiver(5)	0.21%	0.38%
Ratio of net investment income to average net assets after fee waiver(5)	0.38%	0.54%
Portfolio turnover rate	18.65%	15.68%
Short-term borrowings, end of period (000’s)	$43,800	$49,000
Asset coverage, per $1,000 of principal amount of and short-term borrowings(6)	$8,983	$7,728
Asset coverage ratio of short-term borrowings(6)	898%	773%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the dilution per common share from underwriting and other offering costs for the period from July 31, 2012 through November 30, 2012.
(4)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(5)	Annualized.
(6)	Represents value of total assets less all liabilities and indebtedness not represented by short-term borrowings at the end of the period divided by short-term borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 1st Quarter Report	15

Notes to Financial Statements (unaudited)
February 28, 2013

1. Organization

Tortoise Energy Independence Fund, Inc. (the “Company”) was organized as a Maryland corporation on April 11, 2012, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of total return, with an emphasis on current distributions. The Company seeks to provide its stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of North American energy companies. The Company commenced operations on July 31, 2012. The Company’s stock is listed on the New York Stock Exchange under the symbol “NDP.”

2. Significant accounting policies

A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment valuation
The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price of the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in unregistered or otherwise restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures. The Company did not hold any restricted securities at February 28, 2013.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

Exchange-traded options are valued at the mean of the highest bid and lowest asked prices across all option exchanges.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security transactions and investment income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2012 through February 28, 2013, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company has estimated approximately 21 percent as investment income and approximately 79 percent as return of capital.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

16	2013 1st Quarter Report

Notes to Financial Statements (unaudited) (continued)

In addition, the Company may be subject to withholding taxes on foreign-sourced income. The Company accrues such taxes when the related income is earned.

D. Foreign currency translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

E. Distributions to stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make quarterly cash distributions of its investment company taxable income to common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders. For the year ended November 30, 2012, the Company’s distributions for tax purposes were comprised of 68 percent ordinary income, 21 percent qualified dividend income, and 11 percent return of capital. The tax character of distributions paid to common stockholders for the current year will be determined subsequent to November 30, 2013.

F. Federal income taxation
The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. All tax years since inception remain open to examination by federal and state tax authorities.

G. Offering costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued.

H. Derivative financial instruments
The Company seeks to provide current income from gains earned through an option strategy which will normally consist of writing (selling) call options on selected equity securities in the portfolio (“covered calls”). The premium received on a written call option will initially be recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised will be recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised will be added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise or expiration, the realized gain (loss) will be the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 1st Quarter Report	17

Notes to Financial Statements (unaudited) (continued)

J. Recent accounting pronouncements
In December 2011, the FASB issued ASU 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement. ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively. Management is currently evaluating the impact of these amendments on the financial statements.

3. Concentration of risk

Under normal circumstances, the Company will have at least 80 percent of its total assets (including any assets obtained through leverage) in equity securities of North American energy companies, including at least 70 percent of its total assets in equity securities of upstream energy companies. The Company considers a company to be a North American energy company if (i) it is organized under the laws of, or maintains its principal place of business in, North America and (ii) at least 50 percent of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and natural gas liquids (“NGLs”), or that provide associated transportation, processing, equipment, storage, and servicing. The Company considers a company to be an upstream energy company if (i) at least 50 percent of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and NGLs or (ii) its business is related to energy production or refining as defined by the Standard Industrial Classification (“SIC”) system. The Company may invest up to 30 percent of its total assets in restricted securities, primarily through direct investments in securities of listed companies. The Company may also invest up to 25 percent of its total assets in securities of MLPs. The Company will not invest in privately-held companies.

4. Agreements

The Company has entered into an Investment Advisory Agreement with the Adviser. Under the terms of the Agreement, the Company pays the Adviser a fee equal to an annual rate of 1.10 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive fees in an amount equal to an annual rate of 0.15 percent of the Company’s average monthly Managed Assets for the first year following the commencement of operations, 0.15 percent of average monthly Managed Assets for the second year following the commencement of operations, 0.10 percent of average monthly Managed Assets for the third year following the commencement of operations and 0.10 percent of average monthly Managed Assets for the fourth year following the commencement of operations.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the average daily market value of the Company’s domestic assets and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income taxes

It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and additional paid-in capital.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

18	2013 1st Quarter Report

Notes to Financial Statements (unaudited) (continued)

As of November 30, 2012, the components of accumulated earnings on a tax basis were as follows:

Unrealized depreciation	$(15,007,217)
Other temporary differences	(176,248)
Accumulated deficit	$(15,183,465)

As of February 28, 2013, the aggregate cost of securities for federal income tax purposes was $390,743,142. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $23,262,477, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $12,706,484 and the net unrealized appreciation was $10,555,993.

6. Fair value of financial instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of February 28, 2013. These assets and liabilities are measured on a recurring basis.

	Fair Value at
Description	February 28, 2013	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$283,537,480	$283,537,480	$—	$—
Master Limited Partnerships
and Related Companies(a)	117,616,783	117,616,783	—	—
Total Equity Securities	401,154,263	401,154,263	—	—
Other:
Short-Term Investment(b)	144,872	144,872	—	—
Total Assets	$401,299,135	$401,299,135	$—	$—
Liabilities
Written Call Options	$1,293,543	$1,293,543	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at February 28, 2013.

The Company did not hold any Level 3 securities during the period ended February 28, 2013.

Valuation techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments and liabilities.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the period ended February 28, 2013.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 1st Quarter Report	19

Notes to Financial Statements (unaudited) (continued)

7. Derivative financial instruments

The Company has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Company’s use of and accounting for derivative instruments and the effect of derivative instruments on the Company’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Company may use derivatives in an attempt to achieve an economic hedge, the Company’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in written option contracts for the period from December 1, 2012 through February 28, 2013, are as follows:

	Number of
	Contracts	Premium
Options outstanding at November 30, 2012	26,911	$1,532,136
Options written	86,849	4,256,548
Options closed	(70,797)	(4,134,414)
Options exercised	(4,620)	(106,719)
Options expired	(7,291)	(137,394)
Options outstanding at February 28, 2013	31,052	$1,410,157

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at February 28, 2013:

	Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
Written equity call options	Options written, at fair value	$1,293,543

The following table presents the effect of derivatives on the Statement of Operations for the period from December 1, 2012 through February 28, 2013:

	Location of Gains (Losses) on Derivatives
Derivatives not accounted for as	Net Realized	Net Unrealized
hedging instruments under ASC 815	Loss on Options	Depreciation of Options
Written equity call options	$(178,516)	$(667,157)

8. Investment transactions

For the period from December 1, 2012 through February 28, 2013, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $73,160,531 and $77,273,519 (excluding short-term debt securities), respectively.

9. Common stock

The Company has 100,000,000 shares of capital stock authorized and 14,504,200 shares outstanding at February 28, 2013 and November 30, 2012.

10. Credit facility

As of February 28, 2013, the Company has a 270-day rolling evergreen margin loan facility with Bank of America, N.A. The terms of the agreement provide for a $65,000,000 facility that is secured by certain of the Company’s assets. Outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 0.85 percent and unused portions of the facility generally will accrue a fee equal to an annual rate of 0.25 percent.

The average principal balance and interest rate for the period during which the margin loan facility was utilized during the period from ended February 28, 2013 was approximately $48,500,000 and 1.06 percent, respectively. At February 28, 2013, the principal balance outstanding was $43,800,000 at an interest rate of 1.05 percent.

Under the terms of the margin loan facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At February 28, 2013, the Company was in compliance with the terms of the margin loan facility.

11. Subsequent events

On March 1, 2013, the Company paid a distribution in the amount of $0.4375 per common share, for a total of $6,345,588. Of this total, the dividend reinvestment amounted to $224,239.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

20	2013 1st Quarter Report

Additional Information (unaudited)

Director and officer compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended February 28, 2013, the aggregate compensation paid by the Company to the independent directors was $15,750. The Company did not pay any special compensation to any of its directors or officers.

Forward-looking statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy voting policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

The Company has not yet been required to file a Form N-PX disclosing its proxy voting record. Once the Company has made that initial filing for the period ending June 30, 2013, it will be required to make such filings on an annual basis and information regarding how the Company voted proxies will be available without charge by calling us at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com. You will also be able to access this information on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of additional information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange an initial CEO certification in connection with its initial public offering and will submit the first annual certification in 2013 as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 1st Quarter Report	21

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
P. Bradley Adams
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Energy Independence Fund, Inc.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbol
Listed NYSE Symbol: NDP

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$2,029	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$382

Tortoise Energy Capital Corp.		Midstream Equity	$1,040	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$412

Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$1,893	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$237

Tortoise North American Energy Corp.		Midstream/Upstream Equity	$258

(1) As of 3/31/13

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

Investment Adviser to
Tortoise Energy Independence Fund, Inc.
11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com